UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 2008

                             CHEVIOT FINANCIAL CORP.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                  0-50529                     56-2423750
----------------------------- ---------------------        ---------------------
(State or Other Jurisdiction) (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                     Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                                  45211
------------------------------------                              ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

     On May 20, 2008, the Board of Directors of Cheviot Financial Corp. (the "Company") granted non-statutory stock options and restricted stock awards to a certain director of the Company, as described below. The options and restricted stock awards were granted pursuant to the Company's 2005 Stock-Based Incentive Plan (the "Stock Plan"). Each option and restricted stock award was evidenced by an option agreement or restricted stock agreement executed concurrently with the grant of the individual awards.

                             GRANTS OF STOCK OPTIONS

         The table below sets forth the individual grants, the exercise prices therefor and the vesting dates of stock option grants under the Stock Plan.

  Award
Recipient              Amount   Exercise Price        Vesting
---------              ------   --------------        -------

Steven R. Hausfeld      4,460     $9.03               892 shares on May 20, 2009
                                                      892 shares on May 20, 2010
                                                      892 shares on May 20, 2011
                                                      892 shares on May 20, 2012
                                                      892 shares on May 20, 2013




                           GRANTS OF RESTRICTED STOCK

  Award
Recipient                  Amount                     Vesting
---------                  ------                     -------

Steven R. Hausfeld         1,425                      285 shares on May 20, 2009
                                                      285 shares on May 20, 2010
                                                      285 shares on May 20, 2011
                                                      285 shares on May 20, 2012
                                                      285 shares on May 20, 2013

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          CHEVIOT FINANCIAL CORP.



DATE: May 20, 2008                        By:/s/ Scott T. Smith
                                             -----------------------------------
                                             Scott T. Smith
                                             Chief Financial Officer